16. SUBSEQUENT EVENT	12 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENT

Solar Power, Inc.

On July 13, 2015, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Solar Power, Inc., a California corporation (“SPI”) pursuant to which we sold to SPI for an aggregate purchase price of $33,390,000 a total of (i) 8,000,000 shares (the “Purchased Common Shares”) of common stock and (ii) 28,048 shares (the “Purchased Preferred Shares”) of Series C Convertible Preferred Stock which are convertible, subject to the completion of projects under our supply agreement with SPI (as described below), into a total of up to 42,000,600 shares of Common Stock.  The aggregate purchase price for the Purchased Common Shares was based on a purchase price per shares of $0.6678 and the aggregate purchase price for the Purchased Preferred Shares was determined based on price of $0.6678 per common share equivalent.  Pursuant to the purchase agreement, SPI was also issued a warrant to purchase 50,000,000 shares of Common Stock for an aggregate purchase price of $36,729,000 (the “Warrant”).

The Company also entered into a supply agreement with SPI pursuant to which the Company will sell and SPI will purchase certain products and services offered by the Company from time to time, including certain energy management system solutions for solar projects (the “Supply Agreement”).

The Purchased Preferred Shares were sold for $1,000 per share and are convertible at a conversion price of $0.6678 provided that (A) the first one-fourth (the “Series C-1 Preferred Stock”) of the Purchased Preferred Shares only become convertible upon the completion of five megawatts worth of solar projects in accordance with the Supply Agreement (the “Projects”), (B) the second one-fourth (the “Series C-2 Preferred Stock”) only become convertible upon the completion of 15 megawatts worth of Projects, (C) the third one-fourth) the “Series C-3 Preferred Stock”) only become convertible upon the completion of 25 megawatts worth of Projects, and (D) the last one-fourth (the “Series C-4 Preferred Stock”) only become convertible upon the completion of 40 megawatts worth of Projects.  The Warrant represents the right to acquire 50,000,000 shares of Common Stock at an exercise price equal to $0.7346.  The Warrant only becomes exercisable upon the completion of 40 megawatts worth of Projects.

The Company also entered into a form of governance agreement with SPI (the “Governance Agreement”) pursuant to which SPI is entitled to nominate one director to the Company’s board of directors for so long as SPI holds at least 10,000 Purchased Preferred Shares or 25 million of Common Stock or Common Stock equivalents (the “Requisite Shares”).  Additionally, for so long as the Purchaser holds the Requisite Shares (1) following the time at which the Series C-2 Preferred Stock shall have become convertible in full, the Purchaser shall be entitled to nominate a total of two Directors to the Board and (2) following the time at which the Series C-3 Preferred Stock shall have convertible in full, the Purchaser shall be entitled to nominate a total of three directors.

Corporate Name Change

Effective August 17, 2015, ZBB Energy Corporation (NYSE MKT: ZBB) changed the company name to EnSync, Inc. (NYSE MKT: ESNC).  The Company will be doing business as EnSync Energy Systems.

Holu Energy LLC

On August 17, 2015, Holu Energy LLC was established as a majority owned entity of EnSync, Inc.  The entity is based in Honolulu, Hawaii and is dedicated to the development of energy projects and related equipment sales.